Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended March 31, 2011
Dollars in thousands, except per share data
Furnished as of May 9, 2011
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9
C)	Web Site: www.healthcarerealty.com
D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President — Corporate Finance
Todd J. Meredith, Executive Vice President — Investments
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
Roger O. West, Former General Counsel, Healthcare Realty Trust Incorporated
F)	Professional Services:
Independent Registered Public Accounting Firm
BDO USA, LLP
414 Union Street, Suite 1800
Nashville, TN 37219

Transfer Agent
Wells Fargo N.A.
Shareowner Services
161 North Concord Exchange
South St. Paul, MN 55075-1139
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60 thousand of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.983.8569
E-mail: gandres@healthcarerealty.com
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

(2) CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2011	2010
ASSETS

Real estate properties:
Land	$163,598	$163,020
Buildings, improvements, and lease intangibles	2,317,702	2,310,404
Personal property	18,073	17,919
Construction in progress	98,590	80,262

	2,597,963	2,571,605
Less accumulated depreciation	(505,784)	(484,641)

Total real estate properties, net	2,092,179	2,086,964

Cash and cash equivalents	3,007	113,321

Mortgage notes receivable	88,171	36,599

Assets held for sale and discontinued operations, net	16,694	23,915

Other assets, net	96,661	96,510

Total assets	$2,296,712	$2,357,309

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,293,086	$1,407,855

Accounts payable and accrued liabilities	55,822	62,652

Liabilities of discontinued operations	145	423

Other liabilities	45,212	43,639

Total liabilities	1,394,265	1,514,569

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 70,265,262 and 66,071,424 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	703	661

Additional paid-in capital	1,730,808	1,641,379

Accumulated other comprehensive loss	(5,269)	(5,269)

Cumulative net income attributable to common stockholders	790,376	796,165

Cumulative dividends	(1,614,171)	(1,593,926)

Total stockholders’ equity	902,447	839,010

Noncontrolling interests	—	3,730

Total equity	902,447	842,740

Total liabilities and equity	$2,296,712	$2,357,309

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

(3) INVESTMENT PROGRESSION (1)
A)	Construction in Progress

		Three
	Number of	Months Ended
	Properties	March 31, 2011

Balance at beginning of period	3	$80,262

Fundings on projects in existence at the beginning of the period	—	18,328

New projects started during the period	—	—

Completions	—	—

Balance at end of period	3	$98,590

B)	Real Estate Properties

		Three
	Number of	Months Ended
	Properties	March 31, 2011

Balance at beginning of period	198	$2,491,343

Acquisitions	—	—

Additions/Improvements	—	6,953

Completions (CIP)	—	—

Assets previously classified as held for sale reclassified to held for use	1	1,077

Dispositions	—	—

Balance at end of period	199	$2,499,373

C)	Mortgage Notes Receivable

		Three
	Number of	Months Ended
	Investments	March 31, 2011

Balance at beginning of period	7	$36,599

Fundings of new mortgages (2)	3	43,228

Fundings on mortgages in existence at the beginning of the period	—	8,252

Repayments	—	—

Amortization of loan origination fee	—	92

Balance at end of period	10	$88,171

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.

(2)	During the first quarter of 2011, the Company fully funded a mortgage note receivable secured by a multi-tenanted office building located in Iowa, a mortgage note receivable secured by a physician clinic located in Florida, and partially funded a construction loan for a medical office building located in Missouri.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical	Physician	Specialty	Surgical	Inpatient
		Office	Clinics	Outpatient	Facilities	Rehab	Other	Development Properties (2)			% of
		(MOB)	(PC)	(SOP)	(SF)	(IRF)	(OTH)	Stabilization	CIP	Total	Total

Master Leases
1	Alabama			$2,698		$17,722	$9,493			$29,913	1.1%
2	Arizona					16,012				16,012	0.6%
3	California		$8,363				12,688			21,051	0.8%
4	Florida	$17,454	28,554			11,703				57,711	2.0%
5	Georgia		2,683		$3,133					5,816	0.2%
6	Illinois	11,939			1,570					13,509	0.5%
7	Iowa	24,200	1,866	2,154						28,220	1.1%
8	Indiana		21,597		43,406					65,003	2.4%
9	Massachusetts		12,081							12,081	0.4%
10	Missouri				5,208					5,208	0.2%
11	Pennsylvania					113,867				113,867	4.2%
12	Tennessee						7,874			7,874	0.3%
13	Texas				109,314	19,451				128,765	4.8%
14	Virginia	7,020	30,919				1,671			39,610	1.5%
15	Washington	39,629								39,629	1.5%

	Master Leases	$100,242	$106,063	$4,852	$162,631	$178,755	$31,726	$—	$—	$584,269	21.6%

		(3) Normalized same facility NOI growth for Master Leases (1Q2011 vs. 1Q2010):									1.8%

Operating Properties
1	Alabama	15,519	2,405							17,924	0.7%
2	Arizona	33,045	2,020					$39,064		74,129	2.8%
3	California	97,551			5,924					103,475	3.8%
4	Colorado	49,417						23,713	$23,237	96,367	3.6%
5	District of Columbia	32,311								32,311	1.2%
6	Florida	119,501	21,708							141,209	5.3%
7	Georgia	7,822								7,822	0.3%
8	Hawaii	24,774						83,609		108,383	4.0%
9	Illinois	24,276						25,907		50,183	1.9%
10	Indiana	77,928								77,928	2.9%
11	Iowa	59,421								59,421	2.2%
12	Kansas	13,996								13,996	0.5%
13	Louisiana	11,815								11,815	0.4%
14	Maryland	9,828								9,828	0.4%
15	Michigan	24,089								24,089	0.9%
16	Mississippi	8,379								8,379	0.3%
17	Missouri	37,528								37,528	1.4%
18	Nevada	8,084			3,801					11,885	0.4%
19	North Carolina	143,075								143,075	5.3%
20	Ohio	14,500								14,500	0.5%
21	Oregon	20,577								20,577	0.8%
22	Pennsylvania	10,798								10,798	0.4%
23	South Carolina	10,953								10,953	0.4%
24	Tennessee	166,343					1,077			167,420	6.2%
25	Texas	529,936	20,162		25,578			61,073		636,749	23.7%
26	Virginia			2,562			10,133			12,695	0.5%
27	Washington	19,884							54,581	74,465	2.8%

	Operating Properties	$1,571,350	$46,295	$2,562	$35,303	$—	$11,210	$233,366	$77,818	$1,977,904	73.6%

		(3) Normalized same facility NOI growth for Operating Properties (1Q2011 vs. 1Q2010):									2.0%

Land Held for Development									20,772	20,772	0.8%
Corporate Property										15,018	0.6%

	Total Equity Investments	$1,671,592	$152,358	$7,414	$197,934	$178,755	$42,936	$233,366	$98,590	$2,597,963	96.6%

	Average Age of Facility (years)	19	24	12	18	23	29			20

	1Q 2011 Economic Occupancy (4)	86%	83%	100%	88%	95%	81%	16%		82%

	1Q 2011 Stabilized Occupancy(4)	86%	83%	100%	88%	95%	81%			86%

Mortgage Investments		14,702	17,620		15,849		40,000			88,171	3.3%
Unconsolidated Joint Venture							1,266			1,266	0.1%

	Total Investments	$1,686,294	$169,978	$7,414	$213,783	$178,755	$84,202	$233,366	$98,590	$2,687,400	100.0%

	Percent of $ Invested	63.1%	6.3%	0.3%	8.0%	6.7%	3.2%	8.7%	3.7%	100.0%

	Number of Investments	140	29	3	11	11	8	8	3	213

(1)	Excludes assets held for sale.

(2)	Development properties are all MOBs. Properties in Stabilization generated an aggregate net operating loss of approximately $0.9 million for the three months ended March 31, 2011. The Properties in Stabilization are estimated to have a weighted average remaining lease-up period of seven quarters.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 85% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The average underlying tenant occupancy of the eight properties under Property Operating Agreements was approximately 61%. The economic occupancy includes and the stabilized occupancy excludes the nine development properties currently in Stabilization. The properties in Stabilization are currently 27% leased. The difference between occupied and leased is that “occupied” refers to tenants currently occupying the space and “leased” refers to tenants that have signed leases but have not taken occupancy due to finalizing the buildout of their suite.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

(5) DEVELOPMENT PROPERTIES (1)
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated
	Completion	Property		Approximate	March 31,	Remaining	Total
State	Date	Type	Properties	Square Feet	2011	Fundings	Investment

Under construction:

Washington	3Q 2011	MOB	1	206,000	$54,581	$37,619	$92,200
Colorado	3Q 2011	MOB	1	101,907	12,184	15,925	28,109
Colorado	1Q 2012	MOB	1	97,093	11,053	15,738	26,791

Land held for development:

Texas					20,772

			3	405,000	$98,590	$69,282	$147,100

(1)	Properties currently under construction generally reach stabilized occupancy within two to three years following completion.
     STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	March 31,	Total	1Q 2011		Stabilization
State	Properties	from CIP	Type	Feet	2011	Investment	NOI	Leased	Date

Colorado	2	3Q 2008	MOB	161,099	$23,714	$27,400	$(245)	54%	4Q 2011
Arizona	2	4Q 2008	MOB	179,963	39,064	42,700	(107)	17%	1Q 2012
Texas	1	3Q 2009	MOB	129,879	32,836	33,000	45	38%	2Q 2012
Illinois	1	4Q 2009	MOB	95,436	25,907	26,400	(179)	15%	3Q 2012
Texas	1	4Q 2009	MOB	116,838	28,236	29,300	(80)	23%	4Q 2012
Hawaii	1	3Q 2010	MOB	127,268	83,609	86,000	(291)	12%	4Q 2013

				810,483	$233,366	$244,800	$(857)

(6) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2011	$26,499	276	11.6%	3,798
2012	30,910	308	13.5%	4,035
2013	34,077	280	14.9%	4,692
2014	35,569	303	15.5%	4,987
2015	19,753	202	8.6%	4,577
2016	13,305	84	5.8%	6,314
2017	18,210	71	8.0%	12,611
2018	12,322	79	5.3%	7,351
2019	5,596	28	2.4%	7,124
2020	8,621	29	3.8%	11,064
Thereafter	24,022	58	10.6%	17,205

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011

(7) SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

	Number of Properties			Owned (2)					Third Party
		Third		Managed (3)		Development Properties		Not	Property
	Owned	Party	Total	Internal	Third Party	Stabilization (3)	CIP	Managed	Management	Total	Percent

1 Texas	51		51	3,071,961	302,094	246,717		337,771		3,958,543	29.1%
2 Tennessee	16	5	21	1,260,260				75,000	251,394	1,586,654	11.7%
3 Florida	22		22	714,092	33,628			324,131		1,071,851	7.9%
4 North Carolina	14		14	724,291						724,291	5.3%
5 Indiana	5		5		382,695			175,999		558,694	4.1%
6 California	10		10	458,955				93,000		551,955	4.0%
7 Colorado	7		7	192,280		161,099	199,000			552,379	4.0%
8 Pennsylvania	7		7	63,914				437,601		501,515	3.7%
9 Arizona	10	1	11	202,082		179,963		51,903	59,106	493,054	3.6%
10 Virginia	8		8		136,427			339,777		476,204	3.5%
11 Washington	5		5	73,548			206,000	159,071		438,619	3.2%
12 Iowa	9		9		265,063			104,117		369,180	2.7%
13 Illinois	4		4	142,955		95,436		115,100		353,491	2.6%
14 Alabama	6		6	120,192				224,794		344,986	2.6%
15 Hawaii	3		3	173,502		127,268				300,770	2.2%
16 Michigan	3		3	199,749						199,749	1.5%
17 Missouri	5		5	177,039				13,478		190,517	1.4%
18 District of Columbia	2		2	182,836						182,836	1.3%
19 Louisiana	2		2		136,155					136,155	1.0%
20 Mississippi	1	1	2	58,036					40,192	98,228	0.7%
21 Massachusetts	2		2					100,742		100,742	0.7%
22 Georgia	3		3		58,030			20,749		78,779	0.6%
23 Ohio	1		1		73,331					73,331	0.5%
24 Kansas	1		1	70,908						70,908	0.5%
25 Oregon	1		1	62,246						62,246	0.5%
26 Maryland	1		1	58,903						58,903	0.4%
27 Nevada	2		2	16,878	31,026					47,904	0.4%
28 South Carolina	1		1	39,801						39,801	0.3%

Total Properties / Square Feet	202	7	209	8,064,428	1,418,449	810,483	405,000	2,573,233	350,692	13,622,285	100.0%

     B) By Facility Type

	Owned						Third Party
	Managed (3)		Stabilization	Construction	Not	Total	Property
	Internal	Third Party	in Progress (3)	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	7,538,765	1,282,022	810,483	405,000	548,163	10,584,433	350,692	10,935,125	80.3%
Physician Clinics	295,970				601,814	897,784		897,784	6.6%
Independent Rehab					735,072	735,072		735,072	5.4%
Surgical Facilities	211,997				381,837	593,834		593,834	4.4%
Other	17,696	126,427			283,694	427,817		427,817	3.1%
Specialty Outpatient		10,000			22,653	32,653		32,653	0.2%

Total Square Feet	8,064,428	1,418,449	810,483	405,000	2,573,233	13,271,593	350,692	13,622,285	100.0%

Percent of Total Square Footage	59.3%	10.4%	5.9%	3.0%	18.9%	97.5%	2.5%	100.0%

Total Number of Properties	123	21	8	3	47	202	7	209

     C) By Occupancy

								% of Total
	Medical	Physician	Surgical	Specialty	Inpatient			Square
Occupants Greater than 1%	Office	Clinics	Facilities	Outpatient	Rehab	Other	Total	Feet

1 Baylor Health Care System	782,679	73,501	156,245				1,012,425	7.7%
2 HealthSouth					695,286		695,286	5.2%
3 Carolinas Healthcare System	572,400						572,400	4.3%
4 HCA	146,903	235,600	20,938			16,400	419,841	3.2%
5 Ascension Health Care System	200,169						200,169	1.5%
6 OrthoIndy		58,474	117,525				175,999	1.3%

All Other Occupants Less than 1%	8,882,282	530,209	299,126	32,653	39,786	411,417	10,195,473	76.8%

Total Square Feet	10,584,433	897,784	593,834	32,653	735,072	427,817	13,271,593	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated join venture and assets classified as held for sale are excluded.

(2)	Approximately 69% of the portfolio are located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,676 leases with an average of 4,376 square feet per lease.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2011